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                                                                    EXHIBIT 10.1
                                                                    ------------

              Amendment Number 3 to Interactive Marketing Agreement
              -----------------------------------------------------

     This Amendment Number 3 to Interactive Marketing Agreement (this "Third Amendment") dated as of March 1, 2002 (the "Third Amendment Date"), is by and between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Autoweb.com, Inc. ("MP" or "Autoweb"), a Delaware corporation, with offices at 18872 MacArthur Blvd.,, CA 92612, and shall amend that certain Interactive Marketing Agreement dated June 30, 1999, by and between AOL and MP (the "Original Agreement"), as amended by that certain Amendment Number 1 to Interactive Marketing Agreement, by and between AOL and MP dated as of April 19, 2000 (the "First Amendment") and that certain Amendment Number 2 to Interactive Marketing Agreement by and between AOL and MP dated as of April 1, 2001 (the "Second Amendment").

The Original Agreement as amended by the First Amendment and Second Amendment is hereinafter referred to as, the "Existing Agreement". Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Existing Agreement.

The Existing Agreement as amended by this Third Amendment is hereinafter referred to as the "Agreement".


                                  INTRODUCTION
                                  ------------

1. The Parties have reviewed the performance of the relationship created pursuant to the Existing Agreement and desire to amend the relationship further in accordance with the Terms of this Third Amendment.

2. Except as specifically amended by this Third Amendment, the Parties desire that the Existing Agreement remain in full force and effect.


                                      TERMS
                                      -----

A.   PRODUCT PAGE IMPRESSIONS. Section L.3(a) of the Agreement is hereby amended
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     and restated in its entirety to read as follows:

     L.3(a) The Impressions set forth on Exhibit A which are designated on such exhibit as Product Page Impressions shall be permanent placements on the new car product pages (the "Product Pages") and shall not be subject to replacement by AOL as otherwise permitted under Section
            1.1 of the Agreement; provided that this provision shall have no affect on AOL's right to redesign any part of the AOL Network. Accordingly, AOL shall be required to deliver without substitution during any contract year the number of Impressions set forth on Exhibit A (the "Minimum Delivery Number"). Notwithstanding the attainment of the Minimum Delivery Number, until MP shall deliver the notice required under Section L.3 (c) below, AOL shall continue the placements designated on Exhibit A as "Product Page Impressions" as a permanent placement; provided that notwithstanding the foregoing, MP agrees and acknowledges that the [*] Product Page Impressions, [*] Product Page Impressions, [*] Product Page Impressions, and [*] Product Page Impressions shall not be permanent (collectively, the "Non-Permanent Product Pages"), and AOL shall have no obligation to deliver Impressions on any Non-Permanent Product Page. The number of Product Page Impressions delivered in any contract year in excess of the Minimum Delivery Number shall be referred to herein as the "Product Page Impressions Overdelivery Amount". As used

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            herein, a contract year of this Agreement shall be the period between the Amendment Date and the first anniversary date of the Amendment and successive twelve month periods during the Term.

B.   PAYMENTS.
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     B.1. Guaranteed Payment. Recognizing that each of the payments payable by
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          MP under Section M.3(b) of the Existing Agreement as of [*] and [*]
          have been reduced by mutual agreement of the Parties to [*] Dollars [(*)], AOL acknowledges that as of the Third Amendment Date, MP has paid all amounts due and payable under the Existing Agreement prior to the Third Amendment Date. The portion of Guaranteed Payment as set forth in Section M.3(b), which would otherwise be payable by MP to AOL, but which has not become payable to AOL by MP prior to the Third Amendment Date, is hereby amended and the amount payable with respect to such unpaid portion of guaranteed payment set forth in such Section M.3(b) shall be reduced by substituting in lieu thereof a guaranteed payment of [*] Dollars [(*)], which shall be payable by MP to AOL as follows: [*] Dollars [(*)] shall be payable on each of [*], [*], [*], [*], [*] and [*] (each a "Payment Date").

C.   REDUCTION OF IMPRESSIONS COMMITMENT. In consideration of the reductions in
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     the Guaranteed Payments required under the Agreement, AOL shall have the right to reduce the Impressions Commitment by a number of Impressions equal to: (i) total number of Impressions eliminated, multiplied by the cost of such Impressions (calculated using cost-per-thousand (CPM) for such Impressions in effect as of the date of the most recent carriage plan under the Agreement); provided, however that the value of the reduction of Impressions as determined by reference to this Section C shall not exceed the amount of the reduction in the Guaranteed Payments accomplished by Section B.1 of this Third Amendment, which, for the avoidance of doubt, is [*] Dollars [(*)]. The Parties agree and acknowledge that the effective CPM for Product Page Impressions is [*] dollars [(*)].

D.   EFFECT ON AGREEMENT. Except as specifically amended by this Third
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     Amendment, the Existing Agreement remains in full force and effect.


                            (signature page follows)

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     In witness whereof, the Parties have executed this Third Amendment as of the date written hereinabove.

AMERICA ONLINE, INC.


By:      /s/ Steven Rindner
   -------------------------------------------

Name:    Steven Rindner
     -----------------------------------------

Title:   SVP, Business Affairs and Development
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AUTOWEB.COM, INC.


By:      /s/ Andrew Donchak
   -------------------------------------------

Name:    Andrew Donchak
     -----------------------------------------

Title:   EVP and CMO
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